                                                                 August 1, 2002

 [PHOTO]


Dear Shareholder:

   The net asset value of The Zweig Total Return Fund, Inc. decreased 3.00%, including $0.158 per share in reinvested distributions, for the three months ended June 30, 2002.

   For the six months ended June 30, 2002, the Fund's net asset value declined 3.79%, including $0.322 in reinvested distributions.

   Consistent with our policy of trying to minimize risk while earning reasonable returns, our average overall exposure during the first half of 2002 was approximately 75%.

                             DISTRIBUTION DECLARED

   In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.050 per share payable on August 26, 2002 to shareholders of record on August 12, 2002. The amount of the distribution depends on the exact net asset value at the time of declaration. For the July distribution, 0.83% of the Fund's net asset value was equivalent to $0.050 per share. Including this distribution, the Fund's total payout since its inception is now $11.839.

                                 MARKET OUTLOOK

   Our bond exposure on June 30, 2002 was 48% compared with 34% on March 31, 2002. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 48% we were at about 77% of a full position
(48% divided by 62.5%).

   The second quarter of 2002 was a positive one for U.S. Treasury bonds. Prices rallied strongly, with yields falling to their lows for the year in June. (The prices of Treasury bonds move in the opposite direction from yields.) The bond rally was broad, with all maturities posting gains. The 10-year Treasury yield fell by nearly 60 basis points (0.6%), while yields for shorter maturities, such as three-year notes, declined by over 70 basis points.

   Currently some of our bond indicators are mixed, but the overall model has a definite bullish tilt. Most consistently bullish are the yield curve and the trend of bond prices. Historically, the Federal Reserve's easing of interest rates has been bullish for bonds. Examples of bearish indicators include rising prices of basic metals. Neutral or slightly bullish readings include investor sentiment for bonds and the level of economic activity. Because of subsequent significant improvements in our model and the fixed income market, we have boosted our exposure to 70% at this writing.

   Our equity exposure on June 30 was 29% compared with 34% on March 31. At that figure, we were at approximately 77% of a full position (29% divided by 37.5%). Currently our equity exposure is 24%.

   For equity markets generally, it was a brutal second quarter. The Dow Jones Industrial Average fell 11.2%, the Nasdaq Composite Index dropped 20.7%, while the S&P 500 Index declined 13.16%./1/ The only potential good news is that, historically, whenever the S&P 500 dropped by 10% or more in a quarter in the post-war period, the subsequent quarter did very well. It was up every time with some pretty decent gains. However, I can't tell you that will happen this time. In fact, the quarter has gotten off to a horrible start. And that is not because of any single factor.

   As I see it, the biggest problems facing the current market include the questionable accounting practices and outright corporate fraud. The newspaper headlines daily feature something wrong going on with Enron, Andersen, Global Crossing, Tyco, WorldCom, ImClone, or whichever is the topic of the day.

   People are concerned about these shenanigans. They are also concerned about the accounting treatment of stock options, a subject I have been upset about for many years. As a consequence, the impression is that the emperor is not wearing any clothes.

   Most of us believed in the accounting system. While there was some "smoothing" going on, there were auditors and there was reasonable reliance on the earnings figures and that management was behaving properly. Now the general impression is that there are a lot of crooks out there cooking the books. That is taking the good stocks down with the bad.

   Clearly, the abuses are taking place in a minority of companies. Yet these bad apples are getting all the play, and Congress is making a big deal about it. All this is severely damaging investors' belief in the integrity of the financial markets. I have never seen anything quite like what is happening now.

   The crisis in confidence is placing a heavy weight on the markets. Also, the high valuations are not helping. Price/earnings ratios are still high, dividend yields are low, and price-to-book values are high. It is hard to claim that the market is cheap--it just isn't.

   When you don't have a valuation cushion under the market, these shocks to the system could make things worse. I could argue that, for several reasons, including the low inflation rate, price/earnings ratios should be on the high side. However, if confidence ebbs in the system, you have a problem. This, I think, is the crux of the stock market's ills. Even though interest rates and the Fed actions have been fine and my indicators are pretty good, there is something clearly wrong out there.

   Alan Greenspan pointed to what he called infectious greed. I think he got it right. It also made sense to me when, in late 1996, he warned about irrational exuberance. However, the market then soared for three more years, inflating an enormous bubble. We are still on the flip side of that bubble. We overdid on the upside, the speculative side, the confidence side, and the greed side. When the pendulum swings back, it may not go back to normal right away. There's the chance it may take us back to what it was like in 1982 when fear reigned, and nobody wanted to play the market. Of course, that was also the start of the great bull market, but it can be a long way between here and there.

   I think the fear of terrorism is another market factor. It creates problems because we have to reallocate resources and spend more on defense. With the economy weak, greater budget deficits develop. However, the increased government spending actually helps to stimulate the market. We will have to contend with terrorism for a long time to come. Despite this threat,

--------
/1/ The Dow Jones Industrial Average measures stock market total return performance. The Nasdaq is a common measure of technology-oriented stock total return performance. The S&P 500 Index measures broad stock market total return performance. The indexes are unmanaged, do not reflect investment management fees, and are not available for direct investment.

the market rallied in the fourth quarter of last year and early this year. The accounting issues and scandals came to a head more recently. I think that has been the real market bugaboo.

   Economists seem more optimistic about the economy than business executives. Alan Greenspan attributed this disparity, in part, to the difficulty companies have in raising prices. It is really tough, but I read recently that core producer prices are up around 6%, the greatest year-to-year gain in two years. A rising producer price index may give companies some leverage to raise prices and boost profit margins. Based on this perspective, a study projected a 20% gain in profits over the next year. This is only an indicator, and I wouldn't make too big a deal about it. However, we do need more pricing power to lift profit margins.

   The Fed is projecting gross domestic product growth at 3.5% to 3.75% this year and 3.5% to 4% next year. With inflation holding steady at 1.5% to 1.75%, the Fed apparently is holding short-term interest rates at a 40-year low of 1.75%. If these figures hold--and they seem quite reasonable to me--it should provide a pretty positive environment for the market and lead to solid economic growth and greater corporate profits. My latest fear is that the stock market itself could work against the economy. If it keeps falling, it would hurt consumer confidence. At some point, the negative wealth effect of the considerable stock market losses could undercut the economy.

   Some analysts have expressed concern about the 6% to 7% depreciation of the dollar against the euro and the yen since last March. I do not see this as a problem. People have always been worried about the dollar. We have tested the dollar to death against the stock market and have found no real connection. Sometimes the market does well when the dollar is strong and sometimes it does well when the dollar is weak and vice versa. One thing that a weak dollar does is give us some economic advantage. Our exports suddenly get cheaper and imports get more expensive. This is good for American business. If the euro is strong against the dollar, it is a negative for the European community because it hurts their exports to the U.S.

   One could argue this dollar thing forever. I remember when the dollar collapsed somewhere in the 1980s, and it didn't hurt our stock market at all. I know that foreigners own a lot of our holdings--perhaps 40% of Treasuries, 25% of corporate bonds, and 13% of equities. They may sell some of their holdings, but I have no idea whether they will. This isn't a big worry. It could actually help our economy if the dollar remains where it is or even weakens some. The weaker dollar stimulates the U.S. economy, and we need every stimulus to get us going again.

   The market would be helped if there were more corporate buybacks of stocks. Corporate buybacks are good for the stock market because they reduce the supply of stock and put money into the hands of investors. Recently buybacks have diminished. In the late 1990s and early 2000, stock buybacks averaged $40 billion per quarter. The first-quarter figure was less than $20 billion, with the second quarter estimated at between $12 billion to $13 billion.

   The buybacks probably were reduced by the recession. I don't think companies generally have the earnings right now to feel flush enough to buy back stock.
If the economy recovers they might be more inclined to do so. Now that the market has fallen so much, I would not be surprised if more buybacks at these lower prices were announced. Home Depot recently reported a $2 billion buyback, and Merck announced one of $10 billion. The market could use more such buybacks.

   Summing up, the market positives include my very positive monetary model--the Fed has cut interest rates 11 times. I would like to see the money supply grow faster. It has been relatively sluggish lately, although it is still up 5% to 6% year-to-year. My sentiment indicator, which shows a lot of pessimism, is also very positive. The other normal indicators are pretty good. The recession has been over for the last six months. While the economy may have stalled slightly, I think it is getting better, not worse.

   As for the negatives, I still don't like the valuations. I am nervous about the terrorism potentials and concerned about the accounting problems and the corporate scandals. There are problems out there, but my indicators are bullish. As I have always said, you don't fight the Fed. However, you also don't fight the tape, which is why we are holding such a large portion of our assets in U.S. Government bonds.

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. The portfolio's average duration (a measure of sensitivity to interest rates) was 4.0 years on June 30, 2002. This compares with 2.2 on March 31, 2002. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

   As of June 30, 2002, our leading industry groups included financial services, health care, technology, consumer products and services, energy, and retailing. With the exception of consumer products and services, all of the above groups appeared in our March 31 listing. During the quarter, we reduced our positions in technology, health care, and manufacturing. We maintained our positions in retailing and energy and increased our holdings in consumer products and services.

   Some of our largest individual holdings include Citigroup, General Electric, Microsoft, Wal-Mart, Bank of America, Wells Fargo, Johnson & Johnson, Pfizer, Pepsi, and Procter & Gamble. In the above grouping, we added slightly to our Procter & Gamble position. We trimmed slightly our holdings in Intel, which was listed among our largest positions last quarter.

              Sincerely,

              /s/ Martin E. Zweig, Ph.D.
              Chairman
              Martin E. Zweig, Ph.D.
              Chairman

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other services providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and services providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2002
                                  (Unaudited)

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
COMMON STOCKS                             29.14%.......
AEROSPACE & AIR TRANSPORT                  0.79%.......
   Boeing Co...........................................   40,000    $ 1,800,000
   Raytheon Co.........................................   24,000        978,000
   United Technologies Corp............................   23,900      1,622,810
                                                                    -----------
                                                                      4,400,810
                                                                    -----------
AUTOS -- AUTO PARTS                        0.34%.......
   Ford Motor Co.......................................   64,000      1,024,000
   General Motors Corp.................................   16,000        855,200
                                                                    -----------
                                                                      1,879,200
                                                                    -----------
BUILDING & FOREST PRODUCTS                 0.81%.......
   International Paper Co..............................   25,300      1,102,574
   Masco Corp..........................................   40,000      1,084,400
   Smurfit-Stone Container Corp........................  64,000 (a)     986,880
   Weyerhaeuser Co.....................................   20,800      1,328,080
                                                                    -----------
                                                                      4,501,934
                                                                    -----------
CHEMICALS                                  0.37%.......
   Dow Chemical Co.....................................   27,100        931,698
   E. I. du Pont de Nemours & Co.......................   25,600      1,136,640
                                                                    -----------
                                                                      2,068,338
                                                                    -----------
COMMERCIAL SERVICES                        0.85%.......
   Cendant Corp........................................  80,000 (a)   1,270,400
   FedEx Corp..........................................   27,200      1,452,480
   First Data Corp.....................................   53,800      2,001,360
                                                                    -----------
                                                                      4,724,240
                                                                    -----------
CONSUMER PRODUCTS & SERVICES               2.59%.......
   Anheuser-Busch Cos., Inc............................   40,000      2,000,000
   Avon Products, Inc..................................   16,000        835,840
   Black & Decker Corp.................................   19,200        925,440
   Coca-Cola Co........................................   48,000      2,688,000
   Kimberly-Clark Corp.................................   32,000      1,984,000
   PepsiCo, Inc........................................   63,800      3,075,160
   Procter & Gamble Co.................................   32,000      2,857,600
                                                                    -----------
                                                                     14,366,040
                                                                    -----------

                       See notes to financial statements

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
FINANCE -- FINANCIAL SERVICES                  5.45%...
   Allstate Corp.......................................   40,000    $ 1,479,200
   American Express Co.................................   35,200      1,278,464
   American International Group, Inc...................   31,900      2,176,537
   Bank of America Corp................................   55,800      3,926,088
   Capital One Financial Corp..........................   32,000      1,953,600
   Citigroup, Inc......................................  127,400      4,936,750
   Fannie Mae..........................................   31,900      2,352,625
   Freddie Mac.........................................   31,800      1,946,160
   Household International, Inc........................   32,000      1,590,400
   John Hancock Financial Services, Inc................   24,000        844,800
   Lehman Brothers Holdings, Inc.......................   32,000      2,000,640
   Merrill Lynch & Co., Inc............................   24,000        972,000
   Morgan Stanley......................................   32,100      1,382,868
   Wells Fargo & Co....................................   68,800      3,444,128
                                                                    -----------
                                                                     30,284,260
                                                                    -----------
FOOD, BEVERAGES, TOBACCO                       0.35%...
   Kraft Foods, Inc., Class A..........................   48,000      1,965,600
                                                                    -----------
HEALTH CARE                                    3.76%...
   AmerisourceBergen Corp..............................   32,000      2,432,000
   Amgen, Inc..........................................   32,000(a)   1,340,160
   Baxter International, Inc...........................   19,200        853,440
   Cardinal Health, Inc................................   16,100        988,701
   Eli Lilly & Co......................................   16,000        902,400
   Guidant Corp........................................   24,000(a)     725,520
   Johnson & Johnson...................................   61,900      3,234,894
   MedImmune, Inc......................................   23,900(a)     630,960
   Pfizer, Inc.........................................   95,400      3,339,000
   Tenet Healthcare Corp...............................   31,800(a)   2,275,290
   UnitedHealth Group, Inc.............................   32,000      2,929,600
   Wyeth...............................................   24,000      1,228,800
                                                                    -----------
                                                                     20,880,765
                                                                    -----------
HOTELS                                         0.24%...
   Starwood Hotels & Resorts Worldwide, Inc............   40,000      1,315,600
                                                                    -----------
INVESTMENT COMPANIES                           0.26%...
   S&P Mid-Cap 400 Depository Receipts.................   16,000      1,432,800
                                                                    -----------
MANUFACTURING                                  1.46%...
   General Electric Co.................................  164,700      4,784,535
   Pitney Bowes, Inc...................................   35,200      1,398,144
   SPX Corp............................................   16,200      1,903,500
                                                                    -----------
                                                                      8,086,179
                                                                    -----------

                       See notes to financial statements

                                                        Number of
                                                         Shares       Value
                                                        ---------  -----------
MEDIA                                          1.75%...
   AOL Time Warner, Inc................................  79,900(a) $ 1,175,329
   Clear Channel Communications, Inc...................  32,000(a)   1,024,640
   Comcast Corp., Class A..............................  31,100(a)     741,424
   Gannett Co., Inc....................................  24,000      1,821,600
   General Motors Corp., Class H.......................  47,600        495,040
   McGraw-Hill Cos., Inc...............................  24,200      1,444,740
   New York Times Co., Class A.........................  35,000      1,802,500
   Walt Disney Co......................................  64,000      1,209,600
                                                                   -----------
                                                                     9,714,873
                                                                   -----------
METALS -- NONFERROUS                           0.26%...
   Barrick Gold Corp...................................  40,000        759,600
   Freeport McMoRan Copper & Gold, Inc., Class B.......  38,400(a)     685,440
                                                                   -----------
                                                                     1,445,040
                                                                   -----------
OIL & OIL -- GAS DRILLING                      2.37%...
   Amerada Hess Corp...................................  19,200      1,584,000
   Anadarko Petroleum Corp.............................  38,400      1,893,120
   Ashland, Inc........................................  32,000      1,296,000
   ChevronTexaco Corp..................................  16,100      1,424,850
   Exxon Mobil Corp....................................  71,700      2,933,964
   Marathon Oil Corp...................................  31,800        862,416
   Phillips Petroleum Co...............................  32,000      1,884,160
   Talisman Energy, Inc................................  28,800      1,300,320
                                                                   -----------
                                                                    13,178,830
                                                                   -----------
RAILROADS -- TRUCKING -- COAL                  0.05%...
   CSX Corp............................................   8,000        280,400
                                                                   -----------
RESTAURANTS                                    0.38%...
   McDonald's Corp.....................................  40,000      1,138,000
   Wendy's International, Inc..........................  24,000        955,920
                                                                   -----------
                                                                     2,093,920
                                                                   -----------
RETAILING                                      2.13%...
   Best Buy Co., Inc...................................   8,000(a)     290,400
   Home Depot, Inc.....................................  30,700      1,127,611
   Kroger Co...........................................  24,000        477,600
   Limited Brands......................................  48,000      1,022,400
   Lowe's Cos., Inc....................................  48,100      2,183,740
   Reebok International Ltd............................  40,000(a)   1,180,000
   Staples, Inc........................................  32,000(a)     630,400

                       See notes to financial statements

                                                        Number of
                                                         Shares        Value
                                                        ---------   ------------
RETAILING (CONTINUED)
   Target Corp.........................................   22,400    $    853,440
   Wal-Mart Stores, Inc................................   74,100       4,076,241
                                                                    ------------
                                                                      11,841,832
                                                                    ------------
TECHNOLOGY                                     3.47%...
   Applied Materials, Inc..............................   57,200(a)    1,087,944
   Cisco Systems, Inc..................................  126,800(a)    1,768,860
   Corning, Inc........................................   17,000(a)       60,350
   Dell Computer Corp..................................   63,400(a)    1,657,276
   Electronic Data Systems Corp........................   24,000         891,600
   EMC Corp............................................   38,700(a)      292,185
   Hewlett-Packard Co..................................   40,000         611,200
   Intel Corp..........................................  118,600       2,166,822
   International Business Machines Corp................   24,000       1,728,000
   Lucent Technologies, Inc............................   62,800(a)      104,248
   Micron Technology, Inc..............................   32,000(a)      647,040
   Microsoft Corp......................................   89,300(a)    4,884,710
   Motorola, Inc.......................................   40,200         579,684
   Nokia Corp., ADR....................................   31,800         460,464
   Nortel Networks Corp................................   47,600(a)       69,020
   Oracle Corp.........................................   79,700(a)      754,759
   Siebel Systems, Inc.................................   31,800(a)      452,196
   Sun Microsystems, Inc...............................   39,700(a)      198,897
   Texas Instruments, Inc..............................   32,000         758,400
   Yahoo!, Inc.........................................    8,800(a)      129,888
                                                                    ------------
                                                                      19,303,543
                                                                    ------------
TELECOMMUNICATIONS                             0.84%...
   AT&T Corp...........................................  103,400       1,106,380
   BellSouth Corp......................................   57,600       1,814,400
   SBC Communications, Inc.............................   57,500       1,753,750
                                                                    ------------
                                                                       4,674,530
                                                                    ------------
UTILITIES -- ELECTRIC & GAS                    0.62%...
   Dominion Resources, Inc.............................   19,200       1,271,040
   Entergy Corp........................................   16,000         679,040
   TXU Corp............................................   28,800       1,484,640
                                                                    ------------
                                                                       3,434,720
                                                                    ------------
       Total Common Stocks (Cost $195,245,532).........              161,873,454
                                                                    ------------

                       See notes to financial statements

                                                                   Principal
                                                                    Amount       Value
                                                                  ----------- ------------
UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS       48.32%.....
   FHLMC, 6.875%, 1/15/05........................................ $70,500,000 $ 76,488,340
   FHLMC, 5.125%, 10/15/08.......................................  38,100,000   38,860,019
   FHLMC, 7.00%, 3/15/10.........................................  42,000,000   47,071,668
   United States Treasury Notes, 6.00%, 8/15/09..................  21,900,000   23,796,584
   United States Treasury Notes, 5.00%, 8/15/11..................  42,000,000   42,596,484
   United States Treasury Bonds, 10.75%, 5/15/03.................  15,000,000   16,156,035
   United States Treasury Bonds, 6.375%, 8/15/27.................  21,500,000   23,454,135
                                                                              ------------
       Total United States Government and Agency Obligations
         (Cost $253,485,887).....................................              268,423,265
                                                                              ------------
SHORT-TERM INVESTMENTS                                22.09%.....
   BMW US Capital LLC, 1.98%, 7/01/02............................  27,500,000   27,500,000
   Deluxe Corp., 2.00%, 7/01/02..................................  18,200,000   18,200,000
   Goldman Sachs & Co., 1.80%, 7/03/02...........................  27,000,000   26,997,300
   SLM Corp., 2.00%, 7/01/02.....................................  22,500,000   22,500,000
   UBS Financial Corp., 2.00%, 7/01/02...........................  27,500,000   27,500,000
                                                                              ------------
       Total Short-Term Investments
         (Cost $122,697,300).....................................              122,697,300
                                                                              ------------
       Total Investments (Cost $571,428,719) -- 99.55%................         552,994,019
       Other assets less liabilities -- 0.45%.........................           2,509,189
                                                                              ------------
       Net Assets -- 100%.............................................        $555,503,208
                                                                              ============

--------
   (a) Non-income producing security

   For Federal income tax purposes, the tax basis of investments owned at June 30, 2002 was $575,162,628 and net unrealized depreciation of investments consisted of:

   Gross unrealized appreciation........................................... $ 16,672,135
   Gross unrealized depreciation...........................................  (38,840,744)
                                                                            ------------
   Net unrealized depreciation............................................. $(22,168,609)
                                                                            ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2002
                                  (Unaudited)

ASSETS
   Investments, at value (identified cost $571,428,719).......... $552,994,019
   Cash..........................................................       73,910
   Dividends and interest receivable.............................    5,644,335
   Prepaid expenses..............................................       58,244
                                                                  ------------
       Total Assets..............................................  558,770,508
                                                                  ============
LIABILITIES
   Payable for investment securities purchased...................    2,562,494
   Accrued advisory fees (Note 4)................................      321,713
   Accrued administration fees (Note 4)..........................       59,746
   Other accrued expenses........................................      323,347
                                                                  ------------
       Total Liabilities.........................................    3,267,300
                                                                  ------------
NET ASSETS                                                        $555,503,208
                                                                  ============
NET ASSET VALUE, PER SHARE
   ($555,503,208 / 91,436,762 shares outstanding -- Note 5)...... $       6.08
                                                                  ============

Net Assets consist of
   Capital paid-in............................................... $601,687,314
   Accumulated net realized loss on investments..................  (27,749,406)
   Net unrealized depreciation on investments....................  (18,434,700)
                                                                  ------------
                                                                  $555,503,208
                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2002
                                  (Unaudited)

Investment Income
   Income
       Interest................................................... $  8,387,726
       Dividends (net of foreign withholding taxes of $2,511).....    1,093,313
                                                                   ------------
          Total Income............................................    9,481,039
                                                                   ------------
   Expenses
       Investment advisory fees (Note 4)..........................    2,010,220
       Administrative fees (Note 4)...............................      373,327
       Transfer agent fees........................................      144,438
       Printing and postage expenses..............................      133,940
       Professional fees..........................................       91,586
       Directors' fees and expenses (Note 4)......................       46,155
       Custodian fees.............................................       42,535
       Miscellaneous..............................................      118,374
                                                                   ------------
          Total Expenses..........................................    2,960,575
                                                                   ------------
              Net Investment Income...............................    6,520,464
                                                                   ------------
Net Realized and Unrealized Losses
   Net realized loss on investments...............................  (27,062,881)
   Increase in unrealized depreciation on investments.............     (818,158)
                                                                   ------------
       Net realized and unrealized loss on investments............  (27,881,039)
                                                                   ------------
       Net decrease in net assets resulting from operations....... $(21,360,575)
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                           For the Six
                                                          Months Ended    For the Year
                                                          June 30, 2002       Ended
                                                           (Unaudited)  December 31, 2001
                                                          ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income............................. $  6,520,464    $ 15,674,362
       Net realized gains (losses) on investments........  (27,062,881)        542,036
       Increase in unrealized depreciation of
         investments.....................................     (818,158)    (29,147,637)
                                                          ------------    ------------
          Net decrease in net assets resulting
            from operations..............................  (21,360,575)    (12,931,239)
                                                          ------------    ------------
   Dividends and distributions to shareholders
     from
       Net investment income.............................  (11,512,356)    (19,408,418)
       Net realized short-term gains.....................           --        (139,441)
       Tax return of capital.............................  (17,802,457)    (44,040,006)
                                                          ------------    ------------
          Total dividends and distributions to
            shareholders.................................  (29,314,813)    (63,587,865)
                                                          ------------    ------------
   Capital share transactions
       Net asset value of shares issued to
         shareholders in reinvestment of
         dividends resulting in issuance of
         common stock....................................    4,523,655       7,118,182
                                                          ------------    ------------
       Net increase in net assets derived from
         capital share transactions......................    4,523,655       7,118,182
                                                          ------------    ------------
       Net decrease in net assets........................  (46,151,733)    (69,400,922)
NET ASSETS
   Beginning of period...................................  601,654,941     671,055,863
                                                          ------------    ------------
   End of period (including undistributed net
     investment income of $4,991,892 for the year
     ended December 31, 2001)............................ $555,503,208    $601,654,941
                                                          ============    ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2002
                                  (Unaudited)

NOTE 1 -- Organization

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at June 30, 2002) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of net operating losses, premium amortization, losses deferred due to wash sales and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2001, the Fund increased undistributed net investment income by $3,341,971, decreased accumulated net realized gain by $(325,967) and paid in capital by $(3,016,004).

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) were as follows:

   Undistributed Ordinary Income......................................  $0
   Undistributed Long-term Capital Gains..............................  $0
   Capital Loss Carryovers............................................ $ 0

   Capital loss carryovers may be used to offset future capital gains. The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains and distributions for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 3 -- Portfolio Transactions

   During the six months ended June 30, 2002, purchases and sales transactions, excluding short-term investments were:

                                                                United States
                                                                 Government
                                                      Common     and Agency
                                                      Stocks     Obligations
                                                   ------------ -------------
   Purchases...................................... $103,085,456 $104,673,851
                                                   ============ ============
   Sales.......................................... $122,749,500 $ 79,023,047
                                                   ============ ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the six months ended June 30, 2002, the Fund accrued advisory fees of $2,010,220.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2002, the Fund accrued administration fees of $373,327.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the six months ended June 30, 2002, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $8,036 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At June 30, 2002, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 91,436,762 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. For the six months ended June 30, 2002 there were 676,074 shares issued pursuant to the Plan.

   On July 1, 2002, the Fund announced a distribution of $.051 per share to shareholders of record on July 11, 2002. This distribution has an ex-dividend date of July 9, 2002 and is payable on July 24, 2002.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                  Six Months
                                                     Ended                       Year Ended December 31
                                                 June 30, 2002   -----------------------------------------------------
                                                  (Unaudited)        2001       2000       1999       1998      1997
                                                 -------------   --------     --------  --------    --------  --------
Per Share Data
Net asset value, beginning of period............   $   6.63      $   7.48     $   7.89  $   8.43    $   8.61  $   8.29
                                                   --------      --------     --------  --------    --------  --------
Income From Investment Operations
Net investment income...........................       0.07          0.18(a)      0.30      0.28        0.33      0.36
Net realized and unrealized gains (losses)......      (0.30)        (0.32)(a)     0.02     (0.01)       0.39      0.80
                                                   --------      --------     --------  --------    --------  --------
Total from investment operations................      (0.23)        (0.14)        0.32      0.27        0.72      1.16
                                                   --------      --------     --------  --------    --------  --------
Dividends and Distributions
Anti-dilutive effect of share repurchase program         --            --         0.01      0.01          --        --
                                                   --------      --------     --------  --------    --------  --------
Dividends from net investment income............      (0.13)        (0.22)       (0.30)    (0.28)      (0.33)    (0.36)
Distributions from net realized gains...........         --            --        (0.25)    (0.13)      (0.46)    (0.48)
Tax return of capital...........................      (0.19)        (0.49)       (0.19)    (0.41)      (0.05)       --
                                                   --------      --------     --------  --------    --------  --------
Total dividends and distributions...............      (0.32)        (0.71)       (0.74)    (0.82)      (0.84)    (0.84)
                                                   --------      --------     --------  --------    --------  --------
Effect on net asset value as a result of rights
 offering*......................................         --            --           --        --       (0.06)       --
                                                   --------      --------     --------  --------    --------  --------
   Net asset value, end of period...............   $   6.08      $   6.63     $   7.48  $   7.89    $   8.43  $   8.61
                                                   ========      ========     ========  ========    ========  ========
   Market value, end of period**................   $   6.17      $   7.05     $   6.57  $   6.50    $   8.88  $   9.44
                                                   ========      ========     ========  ========    ========  ========
Total investment return***......................      (8.19)%      18.73 %      12.64 %   (18.72) %    4.49 %   30.22 %
                                                   ========      ========     ========  ========    ========  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)........   $555,503      $601,655     $671,056  $714,637    $757,212  $677,133
Ratio of expenses to average net assets.........       1.03%****     1.04%        1.00%     0.97%       0.97%     1.04%
Ratio of net investment income to average net
 assets.........................................       2.27%****     2.51%        3.87%     3.50%       3.88%     4.30%
Portfolio turnover rate.........................       46.1%         86.3%       121.6%    172.3%       87.9%    104.7%

--------
   * Shares were sold at a 5% discount from the average market price.
  ** Closing Price -- New York Stock Exchange.
 *** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
**** Annualized.

(a) As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001, is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

             Decrease net investment income............... $ (.02)
             Increase net realized and unrealized gains
               and losses................................. $  .02
             Decrease ratio of net investment income......  (.23%)

--------------------------------------------------------------------------------

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 8, 2002. The meeting was held for the purpose of electing Elliot S. Jaffe and Wendy Luscombe as directors. The Fund's other Directors who continue in office are Martin E. Zweig, Ph.D., Alden C. Olson, Ph.D., Charles H. Brunie, and James B. Rogers, Jr.

   The results of the above matters were as follows:

                                                          Votes   Votes
Directors                                     Votes For  Against Withheld  Abstentions
---------                                     ---------- ------- --------- -----------
Elliot S. Jaffe.............................. 81,558,619   N/A   1,468,703     N/A
Wendy Luscombe............................... 81,652,700   N/A   1,374,622     N/A

--------------------------------------------------------------------------------

                                KEY INFORMATION


1-800-272-2700 Zweig Shareholder Relations: For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line: For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten, Muchin, Zavis & Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1376
                                                               3206-SEM (06/02)

      Semiannual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      June 30, 2002




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